UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, DC  20549


                            FORM 8-K


                         CURRENT REPORT
                 Pursuant to Section 13 or 15(d)
             of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) August 22, 2008


                          EPOLIN, INC.
     (Exact name of registrant as specified in its charter)

                 Commission file number 0-28887


New Jersey                                              22-2547226
(State or other jurisdiction                      (I.R.S. Employer
of incorporation)                              Identification No.)

358-364 Adams Street
Newark, New Jersey                                           07105
(Address of principal                                   (Zip Code)
executive offices)


Registrant's telephone number, including area code: (973) 465-9495

                         Not applicable
  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      Morris Dunkel, a member of the Board of Directors of Epolin, Inc. (the "Company"), died on August 22, 2008. Mr. Dunkel served as a director of the Company since 1984. He also was a member of the Compensation Committee.

      The Board of Directors has made no decision as to when the resulting vacancy on the Board will be filled.

                           SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    EPOLIN, INC.
                                   (Registrant)


Dated:     August 26, 2008          By:   /s/ James  Ivchenko
                                    Name:     James Ivchenko
                                    Title:    President